UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 31, 2005
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 5

Item 9.01. Financial Statements and Exhibit
SIGNATURES
INDEX TO EXHIBIT
Consent of KPMG LLP
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends our Current Report on Form 8-K dated August 31, 2005. We filed the Current Report on Form 8-K to report, among other things, that we completed the acquisition of Precision Drilling Corporation’s Energy Services Division and International Contract Drilling Division.
The purpose of this amendment is to provide the audited historical financial statements of the businesses acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b). These financial statements and the related pro forma information were not available as of the original filing and were excluded pursuant to Items 9.01(a)(4) and 9.01(b)(2) of 8-K.
This Amendment amends Item 9.01, which is restated in its entirety as amended.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
(i)	The audited combined balance sheets of the Energy Services and International Contract Drilling Divisions of Precision Drilling Corporation as of December 31, 2004 and 2003 and the related audited combined statements of earnings and equity and cash flow for the years ended December 31, 2004 and 2003 are attached hereto as Exhibit 99.2.

(ii)	The unaudited combined balance sheets of the Energy Services and International Contract Drilling Divisions of Precision Drilling Corporation as of June 30, 2005 and December 31, 2004 and the related unaudited combined statement of earnings and equity and cash flow for the three and six months ended June 30, 2005 and June 30, 2004 are attached hereto as Exhibit 99.3.
(b)	Pro Forma Financial Information
(i)	The Weatherford International Ltd. unaudited pro forma condensed combined balance sheet as of June 30, 2005 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2004 and the six months ended June 30, 2005 are attached hereto as Exhibit 99.4.
(c)	Exhibits
*4.1	Registration Rights, Standstill and Voting Agreement dated August 31, 2005, between Weatherford International Ltd. and Precision Drilling Corporation.
*10.1	Agreement, dated August 31, 2005, between Weatherford International Ltd. and Precision Drilling Corporation.
*10.2	Employment Agreement, dated as of September 1, 2005, between Weatherford International Ltd. and John R. King.
*10.3	Employment Agreement, dated as of September 1, 2005, between Weatherford International Ltd. and Ian E. Kelly.
23.1	Consent of KPMG LLP

*99.1	Press Release dated August 31, 2005.

99.2	The audited combined balance sheets of the Energy Services and International Contract Drilling Divisions of Precision Drilling Corporation as of December 31, 2004 and 2003 and the related combined statements of earnings and equity and cash flow for the years ended December 31, 2004 and 2003.

99.3	The unaudited combined balance sheets of the Energy Services and International Contract Drilling Divisions of Precision Drilling Corporation as of June 30, 2005

and December 31, 2004 and the related unaudited combined statement of earnings and equity and cash flow for the three and six months ended June 30, 2005 and June 30, 2004.

99.4	The Weatherford International Ltd. unaudited pro forma condensed combined balance sheet as of June 30, 2005 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2004 and the six months ended June 30, 2005.

*	Filed with the original filing of our Current Report on Form 8-K dated August 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: November 2, 2005	/s/ Lisa W. Rodriguez

Lisa W. Rodriguez
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit
23.1	Consent of KPMG LLP

99.2	The audited combined balance sheets of the Energy Services and International Contract Drilling Divisions of Precision Drilling Corporation as of December 31, 2004 and 2003 and the related combined statements of earnings and equity and cash flow for the years ended December 31, 2004 and 2003.

99.3	The unaudited combined balance sheets of the Energy Services and International Contract Drilling Divisions of Precision Drilling Corporation as of June 30, 2005 and December 31, 2004 and the related unaudited combined statement of earnings and equity and cash flow for the three and six months ended June 30, 2005 and June 30, 2004.

99.4	The Weatherford International Ltd. unaudited pro forma condensed combined balance sheet as of June 30, 2005 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2004 and the six months ended June 30, 2005.